EXHIBIT 10.2

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 17, 2016, by and between IDdriven, Inc., a Nevada corporation (the “Company”), R & T Sports Marketing, Inc., a Florida corporation (the “Buyer”), Arend D. Verweij (“Pledgor”) and Legal & Compliance, LLC, as escrow agent (“Escrow Agent”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act;

B. The Company desires to issue and sell to the Buyer, upon the terms and conditions set forth in this Agreement, a 10% Secured Promissory Note of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of up to $100,000.00 (the “Note”);

C. In connection with the purchase of the Note and as additional consideration for the Note, the Company is issuing to the Buyer up to 400,000 shares of its common stock (the “Common Stock”), which calculation of shares is based on the product of the principal amount of the Note of $100,000 divided by the $0.25 trading price of the Common Stock on the OTCMarkets at the close of trading on June 15, 2016. However, if the buyer funds less than $100,000 pursuant to the Note then, in such case, the amount of Common Stock issuable to the Buyer shall be reduced proportionately. For example, if the Buyer funds $50,000 pursuant to the Note, then the Company shall issue to the Buyer 200,000 shares of Common Stock;

D. Furthermore, the Note is secured by the pledge of up to 17,910,000 shares of the Company’s common stock (the “Pledged Shares”) held, or controlled, by its CEO, Arend Dirk Verweij (“Pledgor”), pursuant to the terms of that certain Stock Pledge Agreement between Mr. Verweij, Holder and Escrow Agent of even date herewith, a copy of which is attached to the Note (the “Pledge Agreement”). However, if the Buyer funds less than $100,000 pursuant to the Note then, in such case, the Pledged Shares shall be reduced proportionately. For example, if the Buyer funds $50,000 pursuant to the Note, then the Pledged Shares shall be 8,995,000 shares of Common Stock; and

E. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the Note and the Common Stock.

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyers hereby agree as follows:

1. Purchase and Sale of Note and Common Stock; Escrow Agent

a. Purchase of Note and Common Stock. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase the Note and the Common Stock from the Company for up to $100,000, with the specific amount to be determined at the time of Closing (the “Purchase Price”).

b. Form of Payment; Escrow. On the Closing Date (as defined below), (i) the Buyer shall pay the Purchase Price for the Note and the Common Stock to be issued and sold to it at the Closing (as defined below) by wire transfer of immediately available funds to the Escrow Agent, in accordance with the Escrow Agent’s written wiring instructions, against delivery of the Note and the Common Stock, (ii) the Company shall deliver such duly executed Note and Common Stock on behalf of the Company, to the Escrow Agent, against delivery of such Purchase Price, and (iii) Pledgor, Buyer and Escrow Agent shall execute and fund the Pledge Agreement pursuant to the terms set forth therein.

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c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note and the Common Stock pursuant to this Agreement (the “Closing Date”) shall be 4:00 PM, Eastern Standard Time on the date on which all of the Transaction Documents (defined as this Agreement, the Note, the Pledge Agreement and any other documents in connection with this transaction) have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Buyers' obligations to pay the Purchase Price, (ii) the Company’s obligations to deliver the Note and the Common Stock, and (iii) the Pledgor’s obligation to deliver and fund the Pledge Agreement, in each case, have been satisfied or waived. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties. At the Closing, the Escrow Agent shall: (1) deliver to the Company the Purchase Price, (2) deliver to the Buyer the Note and the Common Stock, and (3) take possession of the Pledged Shares pursuant to the terms of the Pledge Agreement.

2. Buyers' Representations and Warranties. Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, each Buyer is purchasing the Note and the Common Stock (collectively, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and each Buyer' compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyers set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyers to acquire the Securities.

d. Information. Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Buyer or its advisors. Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company regarding its business and affairs. Notwithstanding the foregoing, the Company has not disclosed to each Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyers or any of its advisors or representatives shall modify, amend or affect Buyers' right to rely on the Company’s representations and warranties contained in Section 3 below.

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e. Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) each Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel (which may be the Legal Counsel Opinion (as defined below)) that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of each Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and each Buyer shall have delivered to the Company, at the cost of the Company, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company.

g. Legends. Buyer understands that until such time as the Securities have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of Buyer, and this Agreement constitutes a valid and binding agreement of Buyer enforceable in accordance with its terms.

i. Residency. Buyer is a resident of the jurisdiction set forth immediately below each Buyer' name on the signature pages hereto.

3. Representations and Warranties of the Company. The Company represents and warrants to each Buyer that:

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a. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement, and the Securities have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Capitalization; Governing Documents. All of the Company’s outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable.

d. Issuance of Common Stock. The Common Stock is duly authorized and reserved for issuance and will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof.

4. Covenants.

a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 5 and 6 of this Agreement.

b. Use of Proceeds. The Company shall use the proceeds for general working capital purposes.

5. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Securities to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. Buyer shall have executed the relevant Transaction Documents and delivered the same to the Escrow Agent.

b. Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

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c. The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by each Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. Conditions to Buyer's Obligation to Purchase. The obligation of Buyer hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for each Buyer' sole benefit and may be waived by Buyer at any time in its sole discretion:

a. The Company and the Pledgor shall have executed the relevant Transaction Documents and delivered the same to the Escrow Agent.

b. The Company shall have delivered to Escrow Agent the Securities in accordance with Section 1(b) above.

c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

e. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

7. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in the state of Florida and Broward County, Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

c. Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and each Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement, the Note and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor each Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of each Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

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If to the Company or Arend Verweij, to:

13355 Moss Rock Drive Auburn

Sacramento, California 95602

Attention: Arend Verweij

email: averweij@insightinnovators.com

If to the Buyer:

R & T Sports Marketing, Inc.

15440 SW 82nd Ave.

Palmetto Bay, FL 33157

email: meldanry@icloud.com

If to Escrow Agent:

Legal & Compliance, LLC

330 Clematis Street

Suite 217

West Palm Beach, FL. 33401

Email: lanthony@legalandcompliance.com

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless Buyer for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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l. Indemnification. In consideration of Buyers execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement or the Note, the Company shall defend, protect, indemnify and hold harmless each Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of each Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement and the Note. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

m. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

n. Failure or Indulgence Not Waiver. No failure or delay on the part of Buyer in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of each Buyer existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

p. Independent Nature of Buyer's Rights. Nothing contained herein or in any other document related to the transactions set forth in this Agreement, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute Buyer as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that each Buyer are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreement or the Securities. Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Agreement or the Securities and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement Note as of date first above written.

IDdriven, INC., a Nevada corporation

By: /s/ Arend D. Verweij

       Arend D. Verweij, Chief Executive Officer

R & T Sports Marketing, Inc.:

By: /s/ Daniel Kaplan

Name: Daniel Kaplan

Title: President

Legal & Compliance, LLC

By: /s/ Laura E. Anthony

     Laura E. Anthony, for the firm

Exhibit “A” -- 10% Secured Promissory Note

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